Exhibit 10.40

FIRST AMENDMENT TO LOAN AGREEMENT

This FIRST AMENDMENT TO LOAN AGREEMENT (this “Agreement”) is executed as of January 1, 2013 by 165-25 147TH AVENUE, LLC, a New York limited liability company (“147 LLC”), 85-01 24TH AVENUE, LLC, a New York limited liability company (“24 LLC” and together with 147 LLC, collectively, “Borrower”), GTJ REIT, INC., a Maryland corporation (“Carveout Indemnitor”), HARTFORD LIFE INSURANCE COMPANY, a Connecticut corporation (“Hartford Life”), HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY, a Connecticut corporation (“Hartford Life and Accident”) and HARTFORD LIFE AND ANNUITY INSURANCE COMPANY, a Connecticut corporation (“Hartford Life and Annuity” and together with Hartford Life and Hartford Life and Accident, and together with their respective participants, successors and assigns, collectively “Lender”).

RECITALS

A.                                    Lender previously consolidated and restated a loan in the aggregate principal amount of Forty-Five Million Five Hundred Thousand and 00/100 Dollars ($45,500,000.00) (the “Loan”) pursuant to a certain Fixed Rate Term Loan Agreement dated July 1, 2010 by and between Borrower and Lender (the “Loan Agreement”).  The Loan is evidenced by that certain Consolidated, Amended and Restated Secured Promissory Note dated July 1, 2010 in the original principal amount of $45,500,000.00 from Borrower, jointly and severally, to the order of Lender (the “Note”).  The Note is secured by, among other things, that certain Consolidated, Amended and Restated Mortgage, Security Agreement and Fixture Filing dated July 1, 2010 from Borrower to and for the benefit of Lender (the “Mortgage”), which encumbers certain property located in the Borough of Queens, City and State of New York, as more particularly described therein.

B.                                    In connection with the Loan, Carveout Indemnitor executed and delivered that certain Carveout Indemnity Agreement dated July 1, 2010 to and for the benefit of Lender (the “Carveout Indemnity”) and Carveout Indemnitor and Borrower executed and delivered, jointly and severally, that certain Environmental Indemnity Agreement dated July 1, 2010 to and for the benefit of Lender (the “Environmental Indemnity”).

C.                                    As more particularly described in the Loan Agreement, there is a restriction on the ability of any Person having an ownership or beneficial interest in Borrower from conveying direct or indirect ownership interests in Borrower.  Borrower requested Lender to modify the applicable restrictions in connection with an UPREIT transaction.  Lender is amenable to modifying the Loan Agreement on the terms and conditions herein contained.

AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and agreed, Borrower and Lender hereby agree as follows:

1.                                      Definitions.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

2.                                      Modification of the Loan Agreement.

(a)                                 The fifth sentence of Section 4.2(d) of the Loan Agreement is hereby amended such that the phrase “If an Event of Default exists” shall be amended and restated in its entirety to read as follows: “If an Event of Default exists for failure of Borrower to pay a liquidated sum of money in accordance with the Loan Agreement or any other Loan Document, or if any other Event of Default exists for which Lender has accelerated the Scheduled Maturity Date,”

(b)                                 Section 4.2(e)(ii) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(ii)                            Then, either:

(A)                               provided no Event of Default exists, the balance of all remaining funds on deposit in the Deposit Accounts shall be disbursed to the Borrower in accordance with such wire instructions as Borrower may have furnished to Lender in writing, or

(B)                               if an Event of Default exists but (1) such Event of Default did not arise by failure of Borrower to pay a liquidated sum of money in accordance with the Loan Agreement or any other Loan Document, or (2) Lender has not yet accelerated the Scheduled Maturity Date as a result of such non-monetary Event of Default, then Lender shall disburse funds on deposit in the Deposit Accounts up to the minimum amount required in order that GTJ REIT, Inc., a Maryland corporation, may make distributions to its stockholders, so as not to adversely affect the ability of GTJ REIT, Inc., to continue to qualify as a real estate investment trust under Section 857 of the Internal Revenue Code or Section 4981 of the Internal Revenue Code or any other related or successor provisions of the Internal Revenue Code, provided, in no event shall such disbursement from the Deposit Accounts exceed twenty percent (20%) of such minimum distribution required to be made by GTJ REIT, Inc. to its stockholders.”

(c)                                  Section 8.2 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Section 8.2.  Permitted Transfers.  Notwithstanding the restrictions in Section 8.1, transfers of direct or indirect interests (meaning interests held by members, partners and/or interest holders of any Person that in turn holds a direct ownership interest in any Individual Borrower) in any Individual Borrower will be permitted without Lender’s prior consent, provided in each instance (a) no Event of Default exists as of the transfer date; (b) the transferee is an existing (which for purposes of this subparagraph means a Person that holds such interest as of the Funding Date) member of such Individual Borrower, or an Affiliate of an existing member of such Individual Borrower; (c) following any such transfer, GTJ REIT, Inc. continues to hold direct management and decision making control over such Individual Borrower and the Property; and (d) Lender receives written notice of any such permitted transfer within thirty (30) days following the date of transfer.

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For the avoidance of doubt, the restrictions in Section 8.1 shall not be deemed to prohibit (i) Carveout Indemnitor from issuing additional shares in Carveout Indemnitor or (ii) existing or future stockholders of Carveout Indemnitor from selling their shares in Carveout Indemnitor.  In addition, the restrictions in Section 8.1 shall not be deemed to prohibit (i) GTJ Realty, LP, a Delaware limited partnership (“UPREIT”) from issuing additional non-voting limited partnership interests in UPREIT or (ii) existing or future limited partners of UPREIT from selling their non-voting limited partnership interests in UPREIT, provided in each instance of any issuance or sale of such limited partnership interests: (a) following any such issuance or sale, GTJ REIT, Inc. continues to hold (directly or indirectly) sole and exclusive management and decision making control over each Individual Borrower and the Property; (b) following any such issuance or sale, GTJ REIT, Inc. continues to own directly or indirectly one hundred percent (100%) of all general partnership interests in UPREIT; (c) no Event of Default exists as of the date of any such issuance or sale made by UPREIT, GTJ REIT or their respective Affiliates; and (d) Lender receives written notice of any such permitted issuance or sale made by UPREIT, GTJ REIT or their respective Affiliates within thirty (30) days following the date of such issuance or sale.  For purposes of the foregoing sentence, a limited partnership interest in UPREIT shall be deemed to be “non-voting” notwithstanding the fact that such limited partnership interest may permit the holder thereof to vote on matters concerning (a) merger or consolidation of UPREIT with another Person, (b) sales of substantially all assets of UPREIT, and/or (c) reclassification, recapitalization or other changes to any outstanding partnership interests in UPREIT.

Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default in order to declare the Obligations to be immediately due and payable upon a Transfer in violation of this Agreement.  This provision shall apply to every Transfer in violation of this Agreement regardless of whether such Transfer was voluntary or not, or whether or not Lender has previously consented to any Transfer.”

3.                                      Ratification of Loan Documents.  Each of the Loan Documents and the obligations, indebtedness and liabilities of Borrower and Carveout Indemnitor are hereby ratified, reaffirmed and confirmed.

4.                                      Representations and Warranties.  Borrower and Carveout Indemnitor each hereby represents and warrants to Lender as follows:

(a)                                 After giving effect to the transactions contemplated hereby, no default in the payment or performance of any of the obligations of Borrower or Carveout Indemnitor under any of the Loan Documents exists.  Neither Borrower nor Carveout Indemnitor has any rights of set-off, offsets, claims, counterclaims, credits or defenses to the payment or performance of any of its obligations under the Loan Documents, as modified by this Agreement, all of which are hereby waived.

(b)                                 Borrower and Carveout Indemnitor have adequate power and authority to execute and deliver this Agreement and each other document to which it is party in connection herewith and perform its obligations hereunder and thereunder.  This Agreement and each other document executed in connection herewith do not contravene the organic documents of Borrower and Carveout Indemnitor or any law, rule or regulation applicable to Borrower or Carveout Indemnitor or any of the terms of any other indenture, agreement or undertaking to which any of them are a party.

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The execution and delivery of this Agreement by Borrower and Carveout Indemnitor and the performance of all of the obligations by Borrower and Carveout Indemnitor contemplated hereby and by the Loan Documents have been duly authorized by all appropriate action on the part of Borrower and Carveout Indemnitor.

(c)                                  A true and correct depiction of Borrowers’ organizational structure, after giving effect to the Transfer of ownership interests in Borrower to UPREIT (but prior to the issuance or sale of any non-voting limited partnership interests in UPREIT), is attached hereto as Exhibit A.

5.                                      Conditions Precedent.  This Agreement shall not become valid, binding or effective unless and until each of the following conditions shall have been satisfied:

(a)                                 Borrower shall have paid Lender an amendment fee in the amount of $100,000.00;

(b)                                 Borrower shall have paid Lender for all other costs and expenses of Lender incurred in connection with the negotiation, preparation and determination of this Agreement, including reasonable attorney’s fees;

(c)                                  Lender shall have received Borrower’s executed and delivered signature to this Agreement, and Lender shall have executed and delivered the same; and

(d)                                 No Default or Event of Default shall exist at the time Borrower or Lender executes and delivers this Agreement.

6.                                      Miscellaneous Provisions.

(a)                                 The captions and Section headings in this Agreement are for convenience only and are not intended to define, alter, limit or enlarge in any way the scope or meaning of this Agreement or any term or provision set forth in this Agreement.

(b)                                 The Recitals set forth at the beginning of this Agreement are incorporated in and made a part of this Agreement by this reference.

(c)                                  This Agreement is, and shall be deemed to be, the product of joint drafting by the parties hereto and shall not be construed against any of them as the drafter hereof.

(d)                                 This Agreement may be executed in one or more identical counterparts, each of which shall be deemed to be an original, and all of which, taken together, shall be deemed to be one and the same Agreement.

(e)                                  From and after the date hereof, all references in the Loan Documents to the Loan Agreement shall hereafter be deemed to refer to the Loan Agreement, as amended hereby.

(f)                                   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.  This Agreement and the obligations of such parties hereunder are and at all times shall be deemed to be for the exclusive benefit of such parties and their respective successors and assigns, and nothing set forth herein shall be deemed to be for the benefit of any other person.

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(g)                                  This Agreement shall be governed by, and enforced in accordance with, the internal laws of the State of New York.

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IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto and is effective as of the day and year first above written.

BORROWER:

165-25 147TH AVENUE, LLC,
a New York limited liability company

By:	GTJ Realty, LP,
a Delaware limited partnership,
its sole member

	By:	GTJ GP, LLC,
a Maryland limited liability company,
its sole general partner

		By:	GTJ REIT, Inc.,
a Maryland corporation,
its sole member

			By:	/s/ David Oplanich
David Oplanich, Chief
Financial Officer

85-01 24TH AVENUE, LLC,
a New York limited liability company

By:	GTJ Realty, LP,
a Delaware limited partnership,
its sole member

	By:	GTJ GP, LLC,
a Maryland limited liability company,
its sole general partner

		By:	GTJ REIT, Inc.,
a Maryland corporation,
its sole member

			By:	/s/ David Oplanich
David Oplanich, Chief
Financial Officer

[Signature Page to First Amendment to Loan Agreement]

CARVEOUT INDEMNITOR:

GTJ REIT, INC.,
a Maryland corporation

By:	/s/ David Oplanich
David Oplanich, Chief
Financial Officer

[Signature Page to First Amendment to Loan Agreement]

LENDER:

HARTFORD LIFE INSURANCE COMPANY
a Connecticut corporation

By: Hartford Investment Management Company, a Delaware corporation,
Its Agent and Attorney-in-Fact

By:	/s/ Timathy D. Walsh
	Name:	Timathy D. Walsh
	Title:	Vice President

HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
a Connecticut corporation

By: Hartford Investment Management Company, a Delaware corporation,
Its Agent and Attorney-in-Fact

By:	/s/ Timathy D. Walsh
	Name:	Timathy D. Walsh
	Title:	Vice President

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY,
a Connecticut corporation

By: Hartford Investment Management Company, a Delaware corporation,
Its Agent and Attorney-in-Fact

By:	/s/ Timathy D. Walsh
	Name:	Timathy D. Walsh
	Title:	Vice President

[Signature Page to First Amendment to Loan Agreement]

EXHIBIT A

ORGANIZATIONAL CHART OF BORROWER

[Signature Page to First Amendment to Loan Agreement]